SUMMARY PROSPECTUS
June 9, 2026
Ultra SpaceX

The Fund has not commenced operations as of the date of this Summary Prospectus. The Fund intends to commence operations following the initial public offering of SPCX. The date of the initial public offering of SPCX, and thus the Fund’s commencement of operations, is subject to change. This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated June 9, 2026, and Statement of Additional Information, dated June 9, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Ultra SpaceX (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of Class A common stock of Space Exploration Technologies Corp. (NASDAQ: SPCX).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as SPCX when SPCX rises on a given day. Conversely, it should lose approximately two times as much as SPCX when SPCX falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of SPCX (the “Daily Target”) for any period other than a day. On the day SPCX commences its initial public offering (“IPO”), the starting price of SPCX for purposes of calculating the daily performance is expected to be the initial public offering price of SPCX.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller SPCX gains or losses and higher SPCX volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger SPCX gains or losses and lower SPCX volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.29%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%
Fee Waiver/Reimbursement[2]	-0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$97	$323
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Space Exploration Technologies Corp. and its wholly-owned subsidiaries (“SpaceX”) operate three business segments: Space, Connectivity, and AI. The Space segment designs, manufactures and launches rockets, intended to be reusable, to space for commercial, civil, international and government customers. The Connectivity business segment operates a worldwide, high-speed broadband network using Starlink satellites to deliver connectivity to consumer, enterprise and government customers. The AI business segment operates a

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vertically integrated AI platform that includes the large language model, Grok, consumer and enterprise solutions, the real-time information, entertainment, and social media platform X, and computational infrastructure. SpaceX builds compute infrastructure and owns and operates AI training data center clusters.
This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of SpaceX. The Fund, ProShares Trust and ProShare Advisor are not affiliated with SpaceX or SPCX.
SPCX is registered or is expected to register under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Companies registered under the Exchange Act are subject to the informational requirements of the Exchange Act and are required to file reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by SPCX, pursuant to the Exchange Act, can be located by reference to the Securities and Exchange Commission file number 333-296070 through the Securities and Exchange Commission’s website at www.sec.gov. This information includes reports, proxy and information statements and other information regarding SPCX and SpaceX. In addition, information regarding SpaceX may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this prospectus regarding SpaceX from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SpaceX is accurate or complete. SPCX is expected to commence its IPO on or about June 12, 2026. Consequently, public information about the company’s operating history is limited. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SPCX have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning SpaceX could affect the value of the Fund’s investments with respect to SPCX and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●SPCX — The Fund may invest in SPCX.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap on SPCX) in order to gain leveraged exposure to SPCX. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in SPCX.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to SPCX is consistent with the Daily Target. SPCX’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if SPCX has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if SPCX has fallen on a given day, net assets of the Fund should fall

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(assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●SPCX Investing Risk – The Fund’s performance depends on the performance of SPCX. Investments in SPCX and consequently investments in the Fund involve a high degree of risk. The price of SPCX can be affected by a number of factors. SpaceX’s business strategy depends on successfully designing, developing and deploying its products and services, as well as related platforms, infrastructure and other strategic initiatives, at an unprecedented scale, which presents significant execution, cost and timing risks. SpaceX’s growth strategy and ability to pursue new initiatives is highly dependent on Starship, SpaceX’s reusable, heavy-lift launch vehicle. Any failure or delay in the development of Starship at scale or in achieving the required launch cadence, reusability and capabilities thereafter could delay or limit SpaceX’s ability to execute its growth strategy, including the deployment of next-generation satellites, global satellite-to-mobile connectivity and orbital AI compute. SpaceX has experienced, and will likely continue to experience, launch delays and failures. SpaceX’s satellites, launch vehicles, spacecraft and other space-related technologies operate, and in the case of orbital AI compute, will operate, in the harsh and unpredictable environment of space, exposing them to risks of malfunction or failure, including risks associated with collisions with space debris or other spacecraft and the proliferation of satellite constellations. Manufacturing, testing and launching rockets, satellites and spacecraft, including reuse efforts, involve inherent risks that could result in human injury or death, property damage, environmental damage, reputational harm and legal liability.
SpaceX is subject to significant regulatory risks, including risks related to obtaining, maintaining or renewing Federal Aviation Administration launch and reentry licenses, and communication and spectrum authorizations, including international and Federal Communications Commission satellite spectrum licenses. SpaceX’s AI products and X platform, SpaceX’s real-time information, entertainment and social media platform, are also subject to complex and evolving U.S. and foreign laws and regulations regarding cybersecurity, privacy, data use, data combination, data protection, youth protection, safety and consumer protection, sanctions, export controls and other matters, which could require changes to its products and business practices, increase operating costs, reduce user growth or engagement, result in monetary penalties or loss of customers or otherwise harm its business. SpaceX depends on critical satellite network, ground station, launch, manufac turing, spacecraft and data center infrastructure, third party manufacturers and suppliers of key components, and, for scaling AI products, terrestrial and orbital AI compute infrastructure, water, power, AI processors, telecommunications services and other critical components. Interruptions, shortages, disruptions, cyberattacks, unauthorized access or failures impacting these systems, suppliers or inputs could result in downtime, operational delays, loss or degradation of service, loss of trust in SpaceX or other harm to its business.
Certain of SpaceX’s products may enable the generation of potentially explicit content and misinformation or deceptive outputs, potential nonconsensual or exploitative imagery, intellectual property infringement, or content that could be viewed as exploitative, harmful, harassing, abusive or discriminatory. These features may result in reputational damage and increase the risk of regulatory scrutiny, enforcement actions and litigation.
SpaceX depends upon third-parties to manufacture and supply certain key components necessary for its launch, connectivity and AI services. Any disruption, supply shortages or failures in performance of these third parties could have a materially adverse impact on SpaceX. SpaceX faces intense competition in the markets in which it operates, may not continue to outperform competitors in its Space and Connectivity segments, and its future revenue and operating results depend on its ability to develop new technologies and respond to changes in customer demands and industry standards. SpaceX’s recently formed AI segment is still being integrated and operates in a rapidly evolving industry, and is subject to integration, execution, competitive, and operational risks, and SpaceX depends on recruiting and retaining employees with advanced engineering and technical skills. SpaceX’s development and maintenance of technology and infrastructure will require significant capital expenditures, and SpaceX may be unable to generate sufficient cash flow from operations or obtain additional financing on acceptable terms. SpaceX’s substantial indebtedness, adverse macroeconomic and geopolitical conditions, inaccurate estimates of market opportunity or growth could adversely impact SpaceX. In particular, SpaceX has a significant level of debt that makes it vulnerable to adverse economic conditions, which could require it to dedicate a substantial portion of cash flow to servicing debt. In addition, initiatives involving significant technical complexity, unproven technologies or uncertain commercial viability, including orbital AI compute, AI chip manufacturing, a lunar economy, human augmentation systems and transporting humans and cargo to the Moon and Mars, could adversely impact SpaceX.
SPCX has no or limited trading history, it is uncertain how they will trade in response to company-specific events, changes in macroeconomic conditions, or periods of abnormal volatility. As a result, SPCX may experience significant

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and unexpected price fluctuations. SpaceX is subject to governance and insider control risks that may limit shareholders’ ability to pursue claims or influence corporate matters. SpaceX is also dependent on the continued services of its Chief Executive Officer and other key personnel. Any of these factors may materially and adversely impact the price of SPCX, increase the volatility of an investment in SPCX and have a negative impact on the performance of the Fund.
●IPO Risk – SpaceX is expected to commence its IPO on or about June 12, 2026. The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the limited number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Shares offered in an IPO may trade at prices that are below the initial public offering price. Accordingly, investments in shares of a company that recently commenced an IPO can involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in shares of a company that recently commenced an IPO may also involve high transaction costs and are subject to market risk and liquidity risk. Immediately following its IPO, SPCX may experience abnormal returns and volatility. Such returns should not be expected to persist. The price of SPCX could continue to be volatile and could decline in value significantly in the future. Although there can be no guarantee that the Fund will achieve its investment objective on any particular day, there is heightened risk that the Fund will not operate as intended on the day of the IPO and for a period of time thereafter.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of SPCX falls than a similar fund that does not use leverage because leverage will magnify the performance of SPCX. The use of such leverage increases the risk of a total loss of your investment. If SPCX approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in SPCX than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of SPCX rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of SPCX’s returns and SPCX’s volatility (how much the value of SPCX moves up and down from day-to-day) on your holding period return. SPCX’s volatility has a negative impact on Fund returns. During periods of higher volatility, SPCX’s volatil ity may affect the Fund’s returns as much as or more than the return of SPCX.
SPCX is expected to commence its IPO on or about June 12, 2026. As a result, there is a limited trading history for SPCX and limited information is available regarding the impact of longer holding periods on returns. It’s important that you understand that SPCX has a limited trading history when considering whether to purchase shares or hold shares over time. Immediately following its IPO, SPCX may experience abnormal returns and volatility. Such returns should not be expected to persist.
The following table illustrates the impact of SPCX’s volatility and SPCX’s return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller SPCX price gains or losses and higher volatility in price of SPCX. Your return will tend to be better than the Daily Target when there are larger SPCX price gains or losses and lower volatility in the price of SPCX. You may lose money when the return on SPCX is flat (i.e., close to zero) and you may lose money when the price of SPCX rises.
The table uses hypothetical annualized volatility in the price of SPCX and return on SPCX (derived from the first year of trading history of large-, mid-, and small-cap companies that completed an IPO between April 30, 2021 and April 30, 2026) to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual Fund returns, and was not derived from actual SPCX returns (given its limited trading history). Each row corresponds to the level of a hypothetical return on SPCX for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of SPCX. For example, the Fund may mistakenly be expected to achieve a -60% return if the annual returns on SPCX were -30%. However, as the table shows, with a one-year return on SPCX of -30% and an annualized volatility in the price of SPCX of 100%, the Fund could be expected to return -81.9%. Actual returns and volatility for SPCX over a one-year period could be substantially higher or lower than the figures presented in the table and could result in different Fund returns that those presented in the table.
The range of hypothetical annualized SPCX volatility used in the table is especially high, reflecting the fact that the price of companies in the year following an IPO is historically highly volatile. Newly offered companies are often subject to extreme price volatility and speculative trading

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during and for a period of time after the IPO. Trading prices of SPCX may experience significant volatility. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns and the potential for significant losses on your investment in the Fund, when considering whether to hold shares of the Fund for longer periods.
Estimated Fund Returns
SPCX Performance		One Year Volatility Rate
One Year SPCX	Two Times (2x) the One-Year SPCX	25%	50%	75%	100%	125%	150%
-60%	-120%	-85.0%	-87.5%	-90.9%	-94.1%	-96.6%	-98.3%
-50%	-100%	-76.5%	-80.5%	-85.7%	-90.8%	-94.7%	-97.3%
-40%	-80%	-66.2%	-71.9%	-79.4%	-86.7%	-92.4%	-96.2%
-30%	-60%	-54.0%	-61.8%	-72.0%	-81.9%	-89.7%	-94.8%
-20%	-40%	-39.9%	-50.1%	-63.5%	-76.4%	-86.5%	-93.2%
-10%	-20%	-23.9%	-36.9%	-53.7%	-70.1%	-82.9%	-91.4%
0%	0%	-6.0%	-22.0%	-42.9%	-63.1%	-78.9%	-89.4%
10%	20%	13.7%	-5.7%	-30.9%	-55.3%	-74.5%	-87.1%
20%	40%	35.3%	12.3%	-17.8%	-46.8%	-69.6%	-84.7%
30%	60%	58.8%	31.7%	-3.5%	-37.6%	-64.4%	-82.0%
40%	80%	84.2%	52.8%	11.9%	-27.6%	-58.7%	-79.2%
50%	100%	111.4%	75.4%	28.5%	-16.9%	-52.5%	-76.1%
60%	120%	140.5%	99.6%	46.2%	-5.4%	-46.0%	-72.8%
Assumes: (a) no dividends paid with respect to SPCX; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The average first-year annualized volatility rate for large-, mid-, and small-cap companies that completed an IPO between April 30, 2021 and April 30, 2026 was 77.06%. The highest first-year volatility rate among these companies was 348.74%. The average first-year total return performance for these companies was –28.24%. The lowest first-year total return performance for these companies was –99.97%. For more information and additional charts illustrating the effects of volatility and returns at higher rates of volatility, see “Special Considerations for a 2x Daily Objective Fund” in the Fund’s Statement of Additional Information. The historical volatility and performance of large-, mid-, and small-cap companies in the first year following an IPO do not predict the future volatility and performance of SPCX. Actual returns and volatility for SPCX in the first year following its IPO could be substantially higher or lower. For more information, including additional graphs and charts demonstrating the effects of volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of SPCX. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to SPCX is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to SPCX that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to SPCX consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to SPCX consistent with its investment objective on the day of the SPCX IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to SPCX will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if SPCX has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like SPCX. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may be unable to find counterparties willing to enter into swap agreements during periods of volatility in the price of SPCX or other market conditions that may exist on the day of the SPCX IPO and for a period of time

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thereafter. When the Fund invests in swaps that use SPCX as the reference asset, the Fund will be subject to the risks of SPCX.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain leveraged exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Liquidity Risk — The market for SPCX is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of SPCX. During such periods of illiquidity, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, change its investment objective, reduce its exposure or close.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like SPCX and other instruments correlated with SPCX may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which SPCX operates. As a result, the Fund may be subject to greater market fluctua tions than a fund that is more broadly invested across issuers and industries. As of the date of this prospectus, SPCX is expected to be included in the Communication Services industry group.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., SPCX) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of SPCX should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to SPCX until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of SPCX.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of SPCX. Further, disruptions in the Fund’s to creation and redemption process, including during periods of significant volatility in the price of SPCX, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the

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time that you most want to sell your shares. These risks may be heightened on the day of the SPCX IPO and for a period of time thereafter.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on SPCX shares. A halt in trading of SPCX is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
After commencing operations, the Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. After commencing operations, shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. After commencing operations, shares of the Fund will be listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Company Act file number 811-21114
ProShares Trust
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866.PRO.5125 866.776.5125
ProShares.com

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